                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             BANPONCE CORPORATION
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                              Mr. Orlando Berges
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              BANPONCE CORPORATION
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708

                            ------------------------

                     NOTICE OF MEETING AND PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 22, 1994

                            ------------------------

To the Stockholders of BanPonce Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BanPonce Corporation (the "Meeting") for the year 1994 will be held at 2:00 p.m. on Friday, April 22, 1994, on the seventh floor of the Popular Center Building, Hato Rey, Puerto Rico.

     NOTICE IS ALSO GIVEN that the Meeting to be held on the date above set forth will consider and act upon:

          (1) The election of six (6) directors to hold office until the 1997 annual meeting of stockholders or until their respective successors shall have been elected and qualified.

          (2) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

     The Board of Directors has set March 11, 1994, as the record date to determine the stockholders entitled to notice of, and vote at, the Meeting.

     Enclosed is the Form of Proxy and the Proxy Statement.

     San Juan, Puerto Rico, March 18, 1994.

                                           SAMUEL T. CESPEDES
                                           Secretary

                              BANPONCE CORPORATION
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708
                             ---------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 22, 1994
                             ---------------------

     This Proxy statement is furnished in connection with the solicitation by the Board of Directors of BanPonce Corporation (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on Friday, April 22, 1994, on the seventh floor of the Popular Center Building, Hato Rey, Puerto Rico, and any adjournments thereof.

     Properly executed Proxies received by the Secretary of the Corporation will be voted at the Meeting in accordance with the instructions which appear therein and for the purposes indicated on the Notice of Meeting. The Board of Directors does not intend to present any business at the Meeting other than those included in the Notice of Meeting. The Board of Directors at this time knows of no other matters which may come before the Meeting. However, if any new matters requiring the vote of the Stockholders properly come before the Meeting, Proxies may be voted with respect thereto in accordance with the best judgement of Proxyholders, under the discretionary power granted by stockholders to their Proxies in connection with general matters.

                                  MAILING DATE

     Enclosed with this Proxy Statement is the Annual Report covering the financial results for the year ended December 31, 1993, duly certified by Price Waterhouse as independent public accountants. This Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of Proxy are being sent to stockholders on or about March 18, 1994.

                            SOLICITATION OF PROXIES

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Corporation. In addition to solicitation by mail, management may participate in the solicitation of Proxies by telephone, personal interviews or otherwise. The Board of Directors has engaged the firm of Georgeson & Company Inc. to aid in the solicitation of Proxies. The cost of solicitation will be borne by the Corporation and is estimated at $6,500.00.

                             REVOCABILITY OF PROXY

     Any stockholder giving a proxy has the power to revoke it before the proxy is exercised. The grantor may revoke the proxy by claiming at the Meeting the right to vote by himself the shares of stock registered in his name or by notice of revocation in writing to the President or Secretary of BanPonce Corporation, P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised.

                               VOTING SECURITIES

     The only outstanding voting securities of the Corporation are its shares of common stock, each share of which entitles the holder thereof to one vote. Only common stockholders of record at the close of business on March 11, 1994 (the "Record Date"), will be entitled to vote at the Annual Meeting and any adjournments thereof. On Record Date there were 32,756,219 shares of common stock of BanPonce Corporation outstanding. The shares covered by any such proxy that are properly executed and received by management before 2:00 p.m. on the day of the Meeting will be voted.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Corporation is necessary to constitute a quorum at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the corporation as election judges for the Meeting. As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for one of the nominees being proposed. For purposes of determining quorum, the election judges will treat "broker non-votes" as shares that are present and entitled to vote. A "broker non-vote" results when a broker or nominee has expressly indicated in the proxy that it does not have discretionary authority to vote on a particular matter. Directors will be elected by a majority of the vote. Therefore, abstentions and broker non-votes will not have an effect on the election of directors of the Corporation.

                             PRINCIPAL STOCKHOLDERS

     Following is the information, to the extent known by the persons on whose behalf this solicitation is made, with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended) who is known to BanPonce Corporation to be the beneficial owner of more than five percent of the Corporation's voting securities.

                                                                      AMOUNT AND NATURE       PERCENT
                                                                        OF BENEFICIAL           OF
 TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP(1)        CLASS(2)
- -----------------        -------------------------------------        ------------------     ---------
Common                   Banco Popular de Puerto Rico (the
                           "Bank") As Trustee for Banco
                           Popular de Puerto Rico Retirement
                           Plan.                                           1,418,215
                         As Trustee for the Deferred
                           Compensation Plan (Profit Sharing)
                           for the Employees of Banco Popular
                           de Puerto Rico                                  1,330,348
                                                                      ------------------
                                                                           2,748,563(3)        8.3910
Common                   State Farm Mutual Automobile
                           Insurance Company                               2,355,531(4)        7.1911

- ---------------

(1) As of February 28, 1994.
(2) Based on 32,756,219 shares outstanding.
(3) The Bank, as Trustee, administers both Plans through their Administrative Committees, with sole voting and investment power.
(4) On January 28, 1994, State Farm Mutual Automobile Insurance Company ("State Farm") and affiliated entities filed a joint statement on Schedule 13-G with the Securities and Exchange Commission. According to said statement, State Farm and its affiliates might be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. State Farm and its affiliates could also be deemed to be the beneficial owners of 2,355,531 common shares of BanPonce Corporation. However, State Farm and each such affiliate disclaim beneficial ownership as to all shares as to which each such person has no right to receive the proceeds of sale of the shares, and also disclaim that they constitute a "group".

                    SHARES BENEFICIALLY OWNED BY DIRECTORS,
               NOMINEES AND EXECUTIVE OFFICERS OF THE CORPORATION

     Following is the information, as of February 28, 1994, as to equity securities of the Corporation beneficially owned by all current directors, nominees, the five most highly compensated Executive Officers of the Corporation and the total owned by directors, nominees and all Executive Officers of the Corporation as a group:

                                           TITLE
                                            OF          AMOUNT AND NATURE         PERCENT OF
                 NAME                      CLASS     OF BENEFICIAL OWNERSHIP       CLASS(1)
- --------------------------------------    -------    ------------------------     ----------
Alfonso F. Ballester                      Common               344,360(2)           1.0513
Juan J. Bermudez                          Common                22,046(3)            .0673
Sila M. Calderon                          Common                 6,008(4)            .0183
Francisco J. Carreras                     Common                 1,478               .0045
Richard L. Carrion                        Common               228,232(5)            .6968
Manuel Luis Del Valle                     Common                48,500               .1481
Waldemar Del Valle                        Common                14,208(6)            .0434
Luis E. Dubon, Jr.                        Common               435,208(7)           1.3286
Roberto W. Esteves                        Common               810,761(8)           2.4751
Antonio Luis Ferre                        Common               576,298(9)           1.7594
Hector R. Gonzalez                        Common                41,016               .1252
Jorge A. Junquera                         Common                   409(10)           .0012
Franklin A. Mathias                       Common                20,775               .0634
Hugh G. McComas                           Common                 1,019               .0031
Manuel Morales, Jr.                       Common               180,049(11)           .5497
Alberto M. Paracchini                     Common                39,173(12)           .1196
Francisco Perez, Jr.                      Common                   222               .0007
Francisco M. Rexach, Jr.                  Common                 9,900               .0302
Felix J. Serralles, Jr.                   Common                91,915(13)           .2806
Emilio Jose Venegas                       Common                86,000(14)           .2625
Julio E. Vizcarrondo, Jr.                 Common               262,805(15)           .8023
Maria Isabel P. de Burckhart              Common                 3,961(16)           .0121
David H. Chafey, Jr.                      Common                 5,321               .0162
Larry B. Kesler                           Common                 1,398               .0043
All Directors and Executive Officers
  of the Corporation as a group           Common             3,240,659(17)          9.8933

- ---------------

 (1) Based on 32,756,219 shares outstanding.
 (2) Mr. Ballester owns 343,360 shares and has indirect investment power over 1,000 shares owned by his wife. Excludes 300,482 shares owned by his sister Mrs. Griselda Ballester, as to all of which Mr. Ballester disclaims indirect voting power. Mr. Ballester filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
 (3) Excludes 1,935 shares owned by his wife, to which Mr. Bermudez disclaims indirect voting power.
 (4) Mrs. Calderon filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to her beneficial ownership of shares during the last fiscal year.
 (5) Mr. Carrion owns 54,271 shares and also has indirect investment power over 5,776 shares owned by his children. Junior Investment Corporation owns 1,015,000 shares of the Corporation. Mr. Carrion owns 16.57% of the shares of said corporation.
 (6) Excludes 401 shares owned by his daughter, Maria M. Del Valle, to which Mr. Del Valle disclaims beneficial ownership. Mr. Del Valle filed late one report which disclosed one transaction required to be filed pursuant to
     Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.

 (7) Mr. Dubon owns 45,441 shares and has a power of attorney over 22,804 shares owned by Mrs. Myrta A. Dubon, wife, and 17,036 shares held in trust by Mr. Dubon for his children, Luis E. Dubon, III, Myrta I. Dubon, Jose R. Dubon and Maria A. Dubon, and over 349,927 shares owned by various corporations and members of his family in which Mr. Dubon has direct or indirect ownership. Mr. Dubon filed late one report which disclosed two transactions required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
 (8) Mr. Esteves owns 4,000 shares, and, as guardian of Roberto Esteves, Jr., has indirect voting and investment power over 53,861 shares of the Corporation. Northwestern Realty Corp., of which Mr. Esteves owns 100% of the shares, owns 752,900 shares of the Corporation.
 (9) Mr. Ferre has indirect investment and voting power over 114,300 shares owned by Alfra Investment Corp. and 720 shares owned by his wife and children. Mr. Ferre owns 85.12% of Ferre Investment Fund, Inc., which owns 210,300 shares of the Corporation. Mr. Ferre also owns 65.25% of the shares of El Dia, Inc., and has indirect voting power over Alfra Investment Corp., which owns 19.35% of El Dia, Inc., which owns 250,978 shares of the Corporation. Mr. Ferre claims beneficial ownership over the 576,298 shares. Mr. Ferre filed late two reports which disclosed two transactions each required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(10) Mr. Junquera, Executive Vice President of the Corporation, filed late two reports which disclosed one and two transactions, respectively, required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(11) Mr. Morales owns 89,272 shares and has voting power over 90,777 shares owned by his parents.
(12) Excludes 316 shares owned by his wife, to which Mr. Paracchini disclaims beneficial ownership.
(13) Mr. Serralles owns 54,688 shares, and has indirect voting power over 1,573 shares owned by his wife. Mr. Serralles owns 100% of the shares of each of Capitanejo, Inc. and Fao Investments, Inc., which own 34,255 and 1,399 shares, respectively, of the Corporation.
(14) Mr. Venegas owns 9,000 shares and also has indirect investment power over 6,000 shares owned by his wife. Mr. Venegas also has indirect voting and investment power over the 40,000 shares of the Corporation owned by Venegas Construction Corporation, of which he is stockholder and secretary, and over the 31,000 shares of the Corporation owned by Sanson Corporation, of which he is President and stockholder. Mr. Venegas filed late one report which disclosed four transactions required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(15) Mr. Vizcarrondo owns 47,766 shares and has indirect voting power over 44,113 shares owned by his wife and children. Mr. Vizcarrondo's wife owns 16.84% of the shares of Junior Investment Corporation, which owns 1,015,000 shares of the Corporation. Excludes 29,100 shares owned by Mr. Vizcarrondo as trustee and member of the Investment Committee of the DMI Pension Trust, which owns said shares of the Corporation, of which he disclaims beneficial ownership. Excluded also are 5,000 shares owned by Mr. Vizcarrondo as trustee of the Suarez Toro Trust, which owns said shares of the Corporation, of which he disclaims beneficial ownership.
(16) Mrs. Burckhart, Executive Vice President of the Corporation, filed late one report which disclosed three transactions required to be filed pursuant to
     Section 16(a) of the Securities Exchange Act of 1934 with respect to her beneficial ownership of shares during the last fiscal year.
(17) Mr. Emilio E. Pinero, Executive Vice President of the Corporation, filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Corporation met on a monthly basis during 1993. All directors, except Mr. Antonio Luis Ferre and Mr. Franklin A. Mathias, attended 75% or more of the meetings of the Board of Directors and the committees of the Board of Directors on which each such director served. The following table indicates the business experience of the current Board of Directors of the Corporation and nominees:

                                                                                      DIRECTOR OF
                                        PRINCIPAL OCCUPATION AND BUSINESS           THE CORPORATION
         NAME            AGE          EXPERIENCE DURING THE PAST FIVE YEARS              SINCE
- -----------------------  ---   ---------------------------------------------------  ---------------
Alfonso F. Ballester     64    Vice Chairman of the Board of Directors of the             1990
                                 Corporation and the Bank. President of Ballester
                                 Hermanos, Inc. (wholesale of provisions and
                                 liquors). Director of Popular Leasing and Rental,
                                 Inc. and Vehicle Equipment Leasing Company, Inc.
                                 Director of the Bank since 1975.

Juan J. Bermudez         56    Electrical Engineer. Partner of Bermudez and Longo,        1990
                                 S.E., Ornamental Poles, S.E., Decemcor, S.E.,
                                 Unifirst S.E., Unisouth, S.E., Uniestates, S.E.,
                                 Unicourts, S.E., Unieast, S.E. and PCME
                                 Commercial, S.E. Principal Stockholder and
                                 Director of Power Poles, Inc. Director of the
                                 Bank since 1985.

Sila M. Calderon         51    Secretary of the Governorship from 1986 to 1989.           1990
                                 Secretary of State of the Commonwealth of Puerto
                                 Rico from 1988 to 1989. Director of Pueblo Xtra
                                 International, Inc. since 1990. Chairman of the
                                 Board of Directors of the Puerto Rico Public
                                 Broadcasting Corporation from 1991 to 1992.
                                 President of Commonwealth Investment Company,
                                 Inc. and member of the Board of Trustees of
                                 Fundacion Banco Popular, Inc. since 1990.
                                 Chairman of the board of Directors of Proyecto
                                 Peninsula de Cantera since 1992. Director of the
                                 Bank since 1990.

Francisco J. Carreras    61    Professor of the University of Puerto Rico. Member         1990
                                 of the Board of Trustees of Fundacion Banco
                                 Popular, Inc. Executive Director of Fundacion
                                 Angel Ramos, Inc. Director of the Bank since
                                 1979.

Richard L. Carrion       41    Chairman of the Board, President and Chief                 1990
                                 Executive Officer ("CEO") of the Corporation and
                                 the Bank. Chairman of the Boards of Popular
                                 International Bank, Inc., BanPonce Financial
                                 Corp., Vehicle Equipment Leasing Company, Inc.,
                                 Spring Financial Services, Inc., Popular Leasing
                                 & Rental, Inc. and Popular Consumer Services,
                                 Inc. Chairman of the Board of Trustees of
                                 Fundacion Banco Popular, Inc. Member of the Latin
                                 America Regional Board of Directors of Visa
                                 International. Member of the Board of Trustees of
                                 the American Management Association. President of
                                 Puerto Rico's Commission for the 2004 Olympiad.
                                 Member of the International Olympic Committee.
                                 Member of the Board of Directors and Compensation
                                 Committee of Pueblo Xtra International, Inc.
                                 Director of the Bank since 1982.

                                                                                      DIRECTOR OF
                                        PRINCIPAL OCCUPATION AND BUSINESS           THE CORPORATION
         NAME            AGE          EXPERIENCE DURING THE PAST FIVE YEARS              SINCE
- -----------------------  ---   ---------------------------------------------------  ---------------
Manuel Luis Del Valle    69    Vice Chairman of the Board of Directors of the             1990
                                 Corporation and the Bank. Chairman of the Board
                                 and Director of Manuel Del Valle, Inc.
                                 (manufacturer and wholesaler of chemical
                                 products). Chairman of the Board and Director of
                                 Bacardi Corporation. Director of Bacardi Limited.
                                 Member of the Board of Trustees of Fundacion
                                 Banco Popular, Inc. Member of the Board of
                                 Trustees of Fundacion Angel Ramos. Member of the
                                 Board of Directors of the Committee for the
                                 Economic Development of Puerto Rico. Director of
                                 Popular International Bank, Inc., Spring
                                 Financial Services, Inc. and of BanPonce
                                 Financial Corp. Director of the Bank since 1968.

Waldemar Del Valle       67    Attorney at Law at the law firm Parra, Del Valle,          1984
                                 Frau & Limeres. Director of Damas Foundation,
                                 Inc. Director of Banco de Ponce from 1975 to
                                 1990.

Luis E. Dubon, Jr.       59    Attorney at Law and Investor. Partner of the law           1984
                                 firm Dubon & Dubon. Director, American Investment
                                 Corp., Fundacion Gogui, Inc. and San Jose
                                 Development, Inc. Director of the Bank since
                                 1973.

Roberto W. Esteves       69    President of Travel Network Travel Agencies.               1991
                                 President of Star Tours International, tour
                                 wholesalers. President of Caribe Theaters Corp.,
                                 theater operators. President of Northwestern
                                 Realty Corp., investments in Real Estate.
                                 Director of the Bank since 1991.

Antonio Luis Ferre       60    Vice Chairman of the Board of Directors of the             1984
                                 Corporation and the Bank. Vice Chairman of the
                                 Board of Puerto Rican Cement Co., Inc.
                                 (registered public company), manufacturers of
                                 cement and allied products. President and Editor
                                 of El Nuevo Dia, Inc. Director of AMR Corp.
                                 (registered public company). Director, of
                                 Metropolitan Life Insurance Company (registered
                                 company under the Investment Company Act of
                                 1940). Director of Pueblo Xtra International,
                                 Inc. Director of the Bank since 1959.

Hector R. Gonzalez       60    President and Chief Executive Officer of TPC               1984
                                 Communications of PR, Inc. and Teleponce Cable
                                 TV, Inc., owners and operators of cable
                                 television systems. Director, Damas Foundation,
                                 Inc. Director of Popular Consumer Services, Inc.
                                 Director of the Bank since 1973.

Franklin A. Mathias      68    Investor. Chairman of the Board of Directors of            1990
                                 Molinos de Puerto Rico, Inc. until January, 1988.
                                 Director of the Bank since 1988.

Hugh G. McComas          70    President and Chief Executive Officer of MCO               1990
                                 Industries, Inc. Director of the Bank since 1980.

Manuel Morales, Jr.      48    Principal Stockholder of Selarom Capital Group,            1990
                                 Inc. President of Parkview Realty, Inc. Trustee
                                 of Universidad Sagrado Corazon and
                                 Caribbean/Latin America Action. Member of the
                                 Board of Trustees of Fundacion Banco Popular,
                                 Inc. Director of the Bank since 1978.

                                                                                      DIRECTOR OF
                                        PRINCIPAL OCCUPATION AND BUSINESS           THE CORPORATION
         NAME            AGE          EXPERIENCE DURING THE PAST FIVE YEARS              SINCE
- -----------------------  ---   ---------------------------------------------------  ---------------
Alberto M. Paracchini    61    Former Chairman of the Board of Directors of the           1984
                                 Corporation and the Bank. Former Chairman of the
                                 Board of Vehicle Equipment Leasing Company, Inc.,
                                 BanPonce Financial Corp., Spring Financial
                                 Services, Inc., Popular Leasing & Rental, Inc.
                                 and Popular Consumer Services, Inc. Member of the
                                 Board of Trustees of Fundacion Banco Popular. He
                                 served in several executive positions in the Bank
                                 since he commenced working in the Bank in 1956.
                                 Director of Puerto Rican Cement Co., Inc. (regis-
                                 tered public company). Director of HDA Management
                                 Corp. since 1993. Director of the Bank since
                                 1969.

Francisco Perez, Jr.     57    Chairman of the Board and President of Sucrs. Jose         1984
                                 Lema and Co., Inc. (La Favorita), shoe store
                                 chain. President of 201 Realty Corporation,
                                 engaged in the real estate business. Director of
                                 Banco de Ponce from 1976 to 1990.

Francisco M. Rexach, Jr. 56    President of Ready Mix Concrete, Inc. President of         1990
                                 Puerto Rico Oil Company, Inc. Director of Vehicle
                                 Equipment Leasing Company, Inc. and Popular
                                 Leasing & Rental, Inc. Director of the Bank since
                                 1983.

Felix J. Serralles, Jr.  59    President and Chief Executive Officer of Empresas          1984
                                 Serralles, Inc. and of its subsidiary Destileria
                                 Serralles, Inc., manufacturers and distributors
                                 of distilled spirits, and of its affiliate
                                 Mercedita Leasing, Inc. Director of the Bank
                                 since 1966.

Emilio Jose Venegas      66    President of Sanson Corporation. Secretary of              1984
                                 Venegas Construction Corp. Director of Puerto
                                 Rican Cement Co., Inc. (registered public
                                 company). Director of Damas Foundation, Inc.
                                 Director of Banco de Ponce from 1973 to 1990.

Julio E. Vizcarrondo     59    Civil Engineer. President/Partner and Chief                1990
                                 Executive Officer of Desarrollos Metropolitanos,
                                 S. E., VMW Enterprises Corp. and Resort Builders
                                 S.E., corporations engaged in the development and
                                 construction of residential, commercial and
                                 institutional projects in Puerto Rico. Director
                                 of the Bank since 1984.

     The Corporation's Board of Directors has a standing Audit Committee. The Board of Directors of the Bank, the principal subsidiary of the Corporation, has a standing Human Resources Committee that may review compensation matters for the Corporation. There is no standing Nominating Committee. Information regarding the Audit and Human Resources Committees follows:

AUDIT COMMITTEE

     The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Corporation, and its compliance with the laws and regulations. The committee meets with the Corporation's independent external auditors to review their audit procedures, the report on their examination of the Corporation's financial statements, and their comments on the system of internal controls. Also, the Committee oversees the internal audit function and reviews the reports prepared by the Auditing Division for their examinations of the operating and business units and for any other special examinations that may be required. The Committee held four meetings during the fiscal year ended December 31, 1993.

     The committee members during 1993 were: Manuel Luis Del Valle, Luis E. Dubon, Jr., Franklin A. Mathias, Manuel Morales, Jr. and Felix J. Serralles, Jr.

HUMAN RESOURCES COMMITTEE

     The functions of the Human Resources Committee include reviewing the compensation and benefits of management and employees, reviewing the policies related to the performance and compensation of management and employees, and reviewing the long-range planning for executive development and succession. The Committee held two meetings during the fiscal year ended December 31, 1993.

     The Committee members during 1993 were: Salustiano Alvarez Mendez, Juan J. Bermudez, Francisco J. Carreras, Manuel Luis Del Valle and Julio E. Vizcarrondo, Jr. Messrs. Bermudez, Carreras, Del Valle and Vizcarrondo, Jr. are also directors of the Corporation. None of the members of the Committee are officers or employees of the Corporation or any of its subsidiaries.

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of the Corporation and its subsidiaries were entitled to be reimbursed for certain expenses up to $8,000.00 annually. Commencing in May 1994 directors will be entitled to be reimbursed for certain expenses up to $10,000.00. In addition, during 1993 and up to April 1994 directors received $300.00 for attending each directors' and committee meeting. Commencing in May 1994 directors will receive $500.00 for attending each directors' and committee meeting. Directors who are employees do not receive fees for attending directors' and committee meetings.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation and the By-laws of the Corporation establish a classified Board of Directors pursuant to which the Board of Directors is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected.

     The policy of the Board of Directors, as set forth in a resolution adopted on January 8, 1991, provides that no person shall be nominated for election or reelection as director of the Board if at the date of the Annual Meeting of Stockholders or during the term to be served such person attains seventy two
(72) years of age. Mr. Roberto W. Esteves and Mr. Hugh G. McComas would attain seventy two (72) years of age during the term to be served. In accordance with Board policy neither will be nominated for reelection as director.

     Mr. Luis Rodriguez-Delgado resigned as director of the Corporation effective January 31, 1994. Mr. Rodriguez-Delgado's resignation is not due to a disagreement with the Corporation or with any matter relating to the Corporation's operation. The number of directors in "Class 1" and "Class 2" has been reduced by the Board of Directors to six directors each, since only one of the two vacancies in "Class 1" will be filled and the vacancy in "Class 2" resulting from Mr. Rodriguez-Delgado's resignation will not be filled, thus reducing the total number of directors to nineteen (19), which is in accordance with Article Eighth of the Corporation's Certificate of Incorporation.

     At the Meeting, six directors assigned to "Class 1" are to be elected until the 1997 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining 13 directors of the Corporation will serve as directors, as follows: until the 1995 Annual Meeting of Stockholders of the Corporation, in the case of those six directors assigned to "Class 2", and until the 1996 Annual Meeting of Stockholders, in the case of those seven directors assigned to "Class 3", or in each case until their successors are duly elected and qualified.

     The persons named as proxies in the accompanying Form of Proxy have advised the Corporation that, unless otherwise instructed, they intend to vote at the meeting the shares covered by the proxies FOR the election of the six nominees named in the following table, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as management may propose. The Corporation has no knowledge that any nominee will become unavailable for election.

                       NOMINEES FOR ELECTION AS DIRECTORS

     The following table sets forth the name of the persons nominated by the Board of Directors of the Corporation for election as a director, including their age, principal occupation and business experience during the past five (5) years (including positions held with the Corporation or the Bank), and the period during which each nominee has served as a director of the Corporation. All directors nominated will serve for three (3) years until the 1997 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified.

                                 PRINCIPLE OCCUPATION AND BUSINESS     DIRECTOR OF THE
                                  EXPERIENCE DURING THE PAST FIVE        CORPORATION
        NAME             AGE                   YEARS                        SINCE
- ---------------------    ---     ----------------------------------    ----------------
Alfonso F. Ballester      64     See under "Board of Directors"              1990
Sila M. Calderon          51     See under "Board of Directors"              1990
Waldemar Del Valle        67     See under "Board of Directors"              1984
Jorge A. Junquera         45     See under "Executive Officers"                --
Francisco Perez, Jr.      50     See under "Board of Directors"              1984
Emilio Jose Venegas       66     See under "Board of Directors"              1984

                               EXECUTIVE OFFICERS

     The following table sets forth the names of the executive officers ("the Executive Officers") of the Corporation including their age, business experience during the past five (5) years and the period during which each such person has served as Executive Officer of the Corporation or the Bank.

                                                                                           EXECUTIVE
                                                                                            OFFICER
                                                                                             OF THE
                                                     PRINCIPAL OCCUPATION AND BUSINESS    CORPORATION
        NAME                 TITLE          AGE    EXPERIENCE DURING THE PAST FIVE YEARS     SINCE
- --------------------- --------------------  ---    -------------------------------------  ------------
Richard L. Carrion    President, Chairman   41     See under "Board of Directors"             1990
                        of the Board and
                        CEO

Jorge A. Junquera     Executive Vice        45     Supervisor of the Bank's Retail            1990
                        President                    Banking Group. Director of the Bank
                                                     since 1990. Director of Popular
                                                     International Bank, Inc. Executive
                                                     Vice President and Director of
                                                     BanPonce Financial Corp., Director
                                                     of Spring Financial Services, Inc.,
                                                     Vehicle Equipment Leasing Company,
                                                     Inc., Popular Leasing & Rental,
                                                     Inc. and Popular Consumer Services,
                                                     Inc. Chairman of the Board of
                                                     Puerto Rico Tourism Company since
                                                     1993. Executive Vice President of
                                                     the Bank since 1980.

                                                                                           EXECUTIVE
                                                                                            OFFICER
                                                                                             OF THE
                                                     PRINCIPAL OCCUPATION AND BUSINESS    CORPORATION
        NAME                 TITLE          AGE    EXPERIENCE DURING THE PAST FIVE YEARS     SINCE
- --------------------- --------------------  ---    -------------------------------------  ------------
Maria Isabel P.       Executive Vice        45     Supervisor of the Administration           1990
  de Burckhart          President                    Group. Executive Vice President of
                                                     the Bank since January, 1990.
                                                     Senior Vice President of the Bank
                                                     from August, 1986 to January, 1990.
                                                     Executive Vice President of
                                                     BanPonce Financial Corp. Member of
                                                     the Board of Trustees of Fundacion
                                                     Banco Popular, Inc. Member of the
                                                     Board of Directors of Fundacion Ana
                                                     G. Mendez since 1992. Member of the
                                                     Board of Directors of Puerto Rico
                                                     Community Foundation since 1993.
                                                     Member of the Board of Directors of
                                                     Puerto Rico Convention Bureau since
                                                     1993.

David H. Chafey, Jr.  Executive Vice        40     Supervisor of the Finance Group and        1990
                        President                    U.S. Operations. Executive Vice
                                                     President of the Bank since
                                                     January, 1990. Executive Vice
                                                     President and Director of Popular
                                                     International Bank, Inc., and
                                                     BanPonce Financial Corp. Director
                                                     of Vehicle Equipment Leasing Co.,
                                                     Inc., of Spring Financial Services,
                                                     Inc., of Popular Leasing & Rental,
                                                     Inc., and of Popular Consumer
                                                     Services,Inc. Chairman of the Board
                                                     of Puerto Rico Telephone Authority
                                                     since 1993.

Larry B. Kesler       Executive Vice        56     Supervisor of Individual Credit and        1990
                        President                    Virgin Islands Operations.
                                                     Executive Vice President of the
                                                     Bank since January, 1990. Senior
                                                     Vice President of the Bank from
                                                     August, 1986 to January, 1990.
                                                     Executive Vice President and
                                                     Director of BanPonce Financial
                                                     Corp. Director of Spring Financial
                                                     Services, Inc. and of Popular Con-
                                                     sumer Services, Inc.

Humberto Martin       Executive Vice        48     Supervisor of the Operations Group.        1986
                        President                    Executive Vice President of the
                                                     Bank since November, 1986.
                                                     Executive Vice President of
                                                     BanPonce Financial Corp.

Emilio E. Pinero      Executive Vice        45     Supervisor of the Commercial Banking       1990
                        President                    Group. Executive Vice President of
                                                     the Bank since January, 1990.
                                                     Director of Vehicle Equipment
                                                     Leasing Company, Inc. and Popular
                                                     Leasing and Rental, Inc. Executive
                                                     Vice President of BanPonce
                                                     Financial Corp.

                                                                                           EXECUTIVE
                                                                                            OFFICER
                                                                                             OF THE
                                                     PRINCIPAL OCCUPATION AND BUSINESS    CORPORATION
        NAME                 TITLE          AGE    EXPERIENCE DURING THE PAST FIVE YEARS     SINCE
- --------------------- --------------------  ---    -------------------------------------  ------------
Orlando Berges        Senior Vice Presi-    36     Senior Vice President of the Bank          1990
                        dent and Comp-               since December, 1990. Comptroller
                        troller                      of the Bank since July, 1989.
                                                     Senior Vice President and Treasurer
                                                     of BanPonce Financial Corp.

Samuel T. Cespedes    Secretary of the      57     Attorney at Law. Proprietary partner       1991
                        Board of Direc-              of the law firm McConnell, Valdes.
                        tors                         Secretary of the Board of Directors
                                                     of the Bank since 1991. Secretary
                                                     of the Board of Directors of
                                                     Vehicle Equipment Leasing Company,
                                                     Inc., BanPonce Financial Corp.,
                                                     Spring Financial Services, Inc.,
                                                     Popular Leasing & Rental, Inc. and
                                                     Popular Consumer Services, Inc.

                              FAMILY RELATIONSHIPS

     Mr. Richard L. Carrion, Chairman of the Board, President and CEO of the Corporation and the Bank, is brother-in-law of Mr. Julio E. Vizcarrondo, Jr., Director. Mr. Alfonso F. Ballester, Director, is brother-in-law of Mr. Hector R. Gonzalez, Director.

OTHER RELATIONSHIPS AND TRANSACTIONS

     Director Waldemar Del Valle is an attorney at the law firm Parra, Del Valle, Frau & Limeres, retained by the Bank to perform general legal services, for which $38,803 were paid during 1993.

     Director Luis E. Dubon, Jr. is a partner of the law firm Dubon & Dubon, retained by the Bank to perform general legal services, for which $44,472 were paid during 1993.

     Mr. Samuel T. Cespedes, Secretary of the Board of Directors, is a proprietary partner of the law firm McConnell, Valdes, retained by the bank to perform general legal services, for which $694,343 were paid during 1993.

     The Bank has had loan transactions with BanPonce directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms as those prevailing for comparable loan transactions with other persons and subject to the provisions of the Banking Act of the Commonwealth of Puerto Rico and the applicable federal laws and regulations. The extensions of credit have not involved nor presently involve more than normal risks of collectibility or other unfavorable features.

                         EXECUTIVE COMPENSATION PROGRAM

    REPORT OF THE BANK'S HUMAN RESOURCES COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

     The Compensation Program for Executive Officers is established and administered by Mr. Richard L. Carrion, Chairman of the Board, President and CEO for each of the Corporation and the Bank. This compensation program, in turn, is reviewed by the Bank's Human Resources Committee and approved every year by the Board of Directors. The compensation of Mr. Carrion is revised periodically by the Board of Directors.

     The Bank's Compensation Program for Executive Officers follows the same philosophy and principles used for all Bank employees and includes the following components:

          -- Base salary and fringe benefits
          -- Individual incentives
          -- Deferred Compensation Plan (Profit Sharing)

     One of the objectives of this Program is to achieve a ratio of salary levels where the highest level is not greater than 25 times the lowest level in the salary structure of the Bank. In addition, as a component of total compensation, the variable portion of compensation, which includes individual incentives and Profit Sharing Plan, should gradually increase over time as a percentage of total compensation.

     All cash compensation paid to Mr. Carrion and to the Executive Officers is paid by the Bank. The Corporation does not currently pay cash compensation to Executive Officers.

     The Executive Compensation Program for the Corporation's non-banking subsidiaries is set according to the industry and geographical area in which they operate and is approved by the Board of Directors of each such entity.

EXECUTIVE OFFICERS

     The group of executive officers is composed of six Executive Vice Presidents, all of whom participate in an annual salary and incentive bonus program recommended by Mr. Carrion and approved by the Board of Directors of the Bank.

     In 1993, salary increases were based 50% on individual performance in accordance with established parameters and 50% on team performance. Such individual and team performance are evaluated by Mr. Carrion. The percentage of salary increases for each pool was established according to the Bank's performance, measured by net income after tax.

     Incentive bonuses for 1993 were also established based on the Bank's income after tax. A bonus of 10% of the Executive Officers' base salary was set for achieving a target which is established at the beginning of each year, and could reach 20% if results exceeded the target. Under the Incentive Bonus Program, the bonuses for 1993 amounted to $149,264, representing 13.78% of each participant's base salary.

     Salaries are increased annually and incentive bonuses are paid in one yearly lump sum payment. Both compensation components are distributed in cash only.

     Beginning in 1994, salary increases and incentive bonuses will be measured by the Corporation's performance, measured on an after-tax basis, instead of the Bank's performance.

CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

     The compensation for the Corporation's and the Bank's Chairman of the Board, President and CEO, Mr. Richard L. Carrion, has remained the same since February 1989. No incentive bonus was awarded for 1993.

     Currently, the Human Resources Committee is in the process of revising Mr. Carrion's compensation for 1994 to bring it to a competitive level with comparable institutions. Among other matters the Human Resources Committee is considering the possible adoption of a long-term incentive program for Mr. Carrion and the Executive Officers.

                           HUMAN RESOURCES COMMITTEE

                    Salustiano Alvarez Mendez
                    Juan J. Bermudez                Manuel Luis Del Valle
                    Francisco J. Carreras           Julio E. Vizcarrondo, Jr.

EMPLOYMENT CONTRACT OF MR. ALBERTO M. PARACCHINI

     Mr. Paracchini served as Chairman of the Board of the Corporation and the Bank until April 29, 1993. Pursuant to the terms of an employment agreement dated October 19, 1989 between the Corporation and Mr. Paracchini (the "Employment Agreement"), Mr. Paracchini was employed by the Corporation for a two year period commencing on December 31, 1990 and ending on December 31, 1992 ( the "Employment Term"). The Employment Term was extended until April 29, 1993. The employment Agreement provided that unless Mr. Paracchini otherwise notified the Corporation prior to the end of the Employment Term, Mr. Paracchini would become a consultant to the Corporation and the Bank for a 36-month period, during which he would have been entitled to receive an annual retainer of not less than sixty percent of his total compensation received during the last year of the Employment Term (the "Retainer").

     The Employment Agreement was terminated as of July 31, 1993, and in lieu of the Retainer to be received by Mr. Paracchini throughout the three-year period in which he was going to serve as a consultant, Mr. Paracchini received a lump-sum payment of $730,355 on August 16, 1993.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by the Corporation or its subsidiaries to the eight highest paid Executive Officers of the Corporation and the principal officers of the Corporation's or the Bank's subsidiaries for 1993.

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION
                                                              FISCAL   --------------------      ALL OTHER
                                                               YEAR    SALARY(A)   BONUS(B)   COMPENSATION(C)    TOTAL
                                                              ------   ---------   --------   ---------------   --------
Richard L. Carrion                                             1993    $230,000    $36,814       $  26,343(d)   $293,157
  Chairman of the Board,                                       1992     230,000     83,191          24,086(d)    337,277
  President and CEO                                            1991     260,077     22,246          18,882(d)    301,205

Jorge A. Junquera                                              1993     210,582     63,667          24,119(d)    298,368
  Executive Vice President of the Corporation                  1992     183,640     58,843          19,231(d)    261,714
                                                               1991     171,695     14,736          12,464(d)    198,895

David H. Chafey, Jr.                                           1993     205,044     61,950          23,485(d)    290,479
  Executive Vice President of the Corporation                  1992     176,347     57,081          18,467(d)    251,895
                                                               1991     148,241     12,881          10,924(d)    172,046

Larry B. Kesler                                                1993     167,500     50,638          19,185(d)    237,323
  Executive Vice President of the Corporation                  1992     145,129     46,412          15,198(d)    206,739
                                                               1991     134,326     11,667           9,915(d)    155,908

Maria Isabel P. de Burckhart                                   1993     165,000     49,789          18,898(d)    233,687
  Executive Vice President of the Corporation                  1992     145,226     46,424          15,208(d)    206,858
                                                               1991     132,922     11,728           9,963(d)    154,613

Humberto Martin                                                1993     158,290     47,687          18,130(d)    224,107
  Executive Vice President of the Corporation                  1992     143,333     45,054          15,010(d)    203,397
                                                               1991     140,523     13,014          11,083(d)    164,620

Emilio E. Pinero Ferrer                                        1993     157,080     47,379          17,983(d)    222,442
  Executive Vice President of the Corporation                  1992     141,151     45,006          14,782(d)    200,939
                                                               1991     136,057     11,856          10,008(d)    157,921

Alberto M. Paracchini                                          1993     122,482        -0-         730,355(e)    852,837
  Director and former Chairman of the Board of Directors of    1992     319,297    188,706          31,845(d)    539,848
  the Corporation                                              1991     344,874     12,671          24,964(d)    382,509

Thomas J. Fitzpatrick(f)                                       1993     236,250    141,750          13,491(d)    391,491
  President of Spring Financial Services, Inc. (a              1992     236,250    141,750           8,728(d)    386,728
  wholly-owned subsidiary of BanPonce Financial Corp.)

Andres F. Morrell(f)                                           1993     120,000     38,640             -0-       158,640
  President of Vehicle Equipment Leasing Company, Inc. (a      1992     108,460     32,400             -0-       140,860
  wholly-owned Subsidiary of the Corporation)

                                                                       ANNUAL COMPENSATION
                                                              FISCAL   --------------------      ALL OTHER
                                                               YEAR    SALARY(A)   BONUS(B)   COMPENSATION(C)    TOTAL
                                                              ------   ---------   --------   ---------------   --------
Edgardo Novoa(f)                                               1993      90,924     11,458             -0-       102,382
  President of Popular Consumer Services, Inc. (a
  wholly-owned subsidiary of the Bank)

Carlos Mangual(f)                                              1993      90,004     33,065          10,309(d)    133,378
  President of Popular Leasing and Rental, Inc. (a             1992      74,756     22,899           7,829(d)    105,484
  wholly-owned subsidiary of the Bank)

- ---------------

(a) Salaries before deductions. For 1991 includes the cash value of unused vacations paid which is not a recurring payment.
(b) Includes Christmas bonus, a special bonus for the Bank's 100th Anniversary, the Incentive Compensation Plan and the cash portion under the Profit Sharing Plan of the Bank which are described on this page.
(c) Does not include the value of perquisites and other personal benefits because the aggregate amount of such benefits does not exceed the lesser of $50,000 or 10% of total amount of annual salary and bonus of any named individual.
(d) Deferred portion under the Profit Sharing Plan which is described on this page. For Mr. Thomas Fitzpatrick, these amounts represents the contribution of Spring Financial Services, Inc., during 1993 and 1992 pursuant to
     Section 401(k) of the Internal Revenue Code.
(e) Please refer to Section entitled "Employment Contract of Mr. Alberto M. Paracchini" on page 13.
(f) Information presented for 1993 and 1992 except for Mr. Edgardo Novoa which was appointed President of Popular Consumer Services, Inc. during 1993. No disclosure is required with respect to these officers.

OTHER INCENTIVE COMPENSATION PLANS

     The Bank has an Annual Management Incentive Plan for different management levels. Under this Plan, incentive bonuses are based on individual performance as well as Bank's performance, measured by net income after tax. The weight assigned to each component varies according to the level of management. These bonuses can reach 20% of salaries if results exceed the target amount.

     The Bank also has an Excellence in Performance Incentive Program covering all employees not included in the other incentive plans. This program rewards employees for extraordinary personal contributions that are non-recurring in nature, typically not recognizable through merit or promotional salary action, and clearly recognized as such by management and peers alike.

     In addition, the Bank has several functional incentive programs which reward employees' productivity in specific areas.

DEFERRED COMPENSATION PLAN (PROFIT SHARING) OF THE BANK

     All officers and regular employees who were in the service of the Bank as of January 1, 1976, or hired after that date, are active participants in the Bank's operating earnings under the yearly Profit Sharing Plan, as of the first day of the calendar month following completion of one year of service.

     The Bank's contribution for each year is computed in accordance with a formula based on the return on average assets or the return on average equity, whichever results in a higher contribution. The amount allocated to each officer or employee is based on his or her basic compensation for the year.

     The total amount contributed for the year 1993 was $20,593,840, of which 40% was distributed in cash among the Plan's participants, as approved by the Bank's Board of Directors in the month of January, 1994.

PENSION PLAN

     The Bank has a noncontributory, defined benefit pension plan (the "Pension Plan") covering substantially all employees. Full time employees are eligible to participate in the Pension Plan following the completion of three months of service. Pension costs are funded in accordance with the minimum funding standards under the Employee Retirement Income Security Act ("ERISA").

     Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other payments received by participants. Benefits are paid to participants upon normal retirement, which is 65 years of age, or early retirement, which requires 50 years of age and 25 years of service. Benefits are reduced for early retirement.

     The following table sets forth the estimated annual benefits that would become payable under the Plan based upon certain assumptions as to covered compensation levels and years of service. The amounts set forth in this table are not necessarily representative of amounts which are or may actually become payable under the Plan. The amounts represent the benefit payable upon retirement on December 31, 1993, of a participant at age 65:

                                         ESTIMATED ANNUAL BENEFITS
                                            YEARS OF SERVICE(2)
    COVERED         --------------------------------------------------------------------
COMPENSATION(1)        15             20             25             30             35
- ---------------     --------       --------       --------       --------       --------
   $ 400,000        $120,000       $160,000       $200,000       $220,000       $240,000
     300,000          90,000        120,000        150,000        165,000        180,000
     200,000          60,000         80,000        100,000        110,000        120,000
     100,000          30,000         40,000         50,000         55,000         60,000

- ---------------

(1) Covered compensation includes only the participant's base salary. Benefits exclude adjustments for IRS maximum benefit limitations.
(2) 1993 covered compensation and estimated years of service at age 65 are as follows for the five highest paid key policy making executive officers:

                                                          1993             ESTIMATED YEARS
                                                        COVERED             OF SERVICE AT
                                                      COMPENSATION             AGE 65
                                                      ------------         ---------------
          Richard L. Carrion........................    $230,000                 41.5
          Jorge A. Junquera.........................     211,000                 42.3
          David H. Chafey, Jr.......................     205,000                 38.5
          Larry B. Kesler...........................     168,000                 16.5
          Maria Isabel P. de Burckhart..............     165,000                 35.3

                              BANPONCE CORPORATION

                               PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total shareholder return during the measurement period with the cumulative total return, assuming reinvestment of dividends, of the S & P 500 Index and the S & P Bank Composite Index. The cumulative total shareholder return was obtained by dividing (i) the cumulative amount of dividends per share, assuming dividend reinvestment, since the measurement point, December 31, 1988 plus (ii) the change in the per share price since the measurement point, by the share price at the measurement point.

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                         TOTAL RETURN AS OF DECEMBER 31
                           (DECEMBER 31, 1988 = 100)

      MEASUREMENT PERIOD                          S&P 500 IN-    BANKS COMPOS-
    (FISCAL YEAR COVERED)          BANPONCE           DEX             ITE
1988                                       100             100             100
1989                                       126             132             123
1990                                        98             128              87
1991                                       123             166             142
1992                                       200             179             188
1993                                       211             197             207

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors intends to retain the services of Price Waterhouse as the independent auditors of the Corporation for the year 1994. This firm of international public accountants has served as independent auditors of the Bank since 1971 and of the Corporation since May 1991, when it was appointed by the Board of Directors.

     Representatives of Price Waterhouse will attend the Stockholders Meeting and will be available to answer any questions that may arise; they will also have the opportunity to make a statement if they so desire.

                NOMINATIONS OTHER THAN BY THE BOARD OF DIRECTORS

     Nominations for Directors, other than those made by or on behalf of the existing Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the President or the Secretary of the Corporation not less than fifteen (15) days prior to April 22, 1994. The notice of such nominations shall contain the following information to the extent known to the notifying stockholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the notifying stockholder; and
(e) the number of shares of common stock of the Corporation owned by the notifying stockholder. Nominations not made in accordance with the above may, in his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the judges of the election may disregard all votes cast for each such nominee.

           PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 1995
                         ANNUAL MEETING OF STOCKHOLDERS

     Stockholders' proposals intended to be presented at the 1995 Annual Meeting of Stockholders must be received by the Corporate Secretary, at its principal executive offices, Popular Center Building, San Juan, Puerto Rico, 00918, not later than December 30, 1994, for inclusion in the Bank's Proxy Statement and Form of Proxy relating to the 1995 Annual Meeting of Stockholders.

                                 OTHER MATTERS

     Management does not know of any other matters to be brought before the Meeting other than those described previously. Proxies in the accompanying form will confer discretionary authority to Management with respect to any such other matters presented at the meeting.

     To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one recordholder, all should sign.

     Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting. Accordingly, you are urged to properly complete, sign, date and return your Proxy Card in the enclosed self-addressed envelope which needs no postage.

     San Juan, Puerto Rico, March 18, 1994.

              RICHARD L. CARRION                            SAMUEL T. CESPEDES
  Chairman of the Board, President and Chief                    Secretary
              Executive Officer

      ANNUAL REPORT -- U.S. SECURITIES AND EXCHANGE COMMISSION, FORM 10-K

     Management will provide without charge, upon written request, a copy of the U.S. Securities and Exchange Commission's Form 10-K filed by the Corporation for 1993, including the financial statements and the schedules thereto required to be filed under the Regulations of the Securities and Exchange Act of 1934.

     Each written request must set forth a good faith representation that, as of the record date for the 1994 annual meeting of the stockholders of BanPonce Corporation, the person making the request was a beneficial owner of securities entitled to vote at such meeting.

     Such written request may be directed to:

           Mr. Orlando Berges
           Senior Vice President and Comptroller
           Banco Popular de Puerto Rico
           P.O. Box 362708
           San Juan, Puerto Rico 00936-2708


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
                    PROXY                                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
             BANPONCE CORPORATION
                                                  THE UNDERSIGNED HEREBY APPOINTS RICHARD L. CARRION, JORGE A. JUNQUERA AND
               P.O. BOX 362708                    ERNESTO N. MAYORAL AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE,
            SAN JUAN, PUERTO RICO                 AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE AS DESIGNATED BELOW ALL
                  00936-2708                      THE SHARES OF COMMON STOCK OF BANPONCE CORPORATION HELD ON RECORD BY THE
                                                  UNDERSIGNED ON MARCH 11, 1994 AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE
                                                  HELD AT POPULAR CENTER BUILDING, SEVENTH FLOOR, SAN JUAN, PUERTO RICO, ON
                                                  APRIL 22, 1994 AT 2:00 P.M. OR AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.   ELECTION OF DIRECTORS
     Nominees:

     Alfonso F. Ballester                      Waldemar Del Valle                        Francisco Perez, Jr.
     Sila M. Calderon                          Jorge A. Junquera                         Emilio Jose Venegas

  / / VOTE GRANTED FOR all nominees                  / / VOTE WITHHELD FOR all nominees

  / / Vote granted, except for the following nominee(s) (insert the names of those nominees for whom you do not wish to vote in the space provided below)

2. IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. THIS PROXY WHEN PROPERLY
   EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
   STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.


                                                                           Please sign exactly as name appears below. When
                                                                           shares are held by joint tenants or by tenants in
  ----------------        -------------------      ------------------      common, each holder should sign. When signing as
     Proxy Number            Account Number             Shares             attorney, as executor, administrator, trustee or
                                                                           guardian, please give full title as such. If a
                                                                           corporation, please sign in full corporate name by
                                                                           President or other authorized officer and the
                                                                           position of such authorized officer should appear
                                                                           below the signature. If a partnership, please sign
                                                                           in partnership name by authorized person.

                                                                           DATED                                      , 1994
                                                                                 -------------------------------------

                                                                           -------------------------------------------------
                                                                           Signature

                                                                           -------------------------------------------------
                                                                           Signature

                                                 (VEA AL DORSO TEXTO EN ESPANOL)

    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
 No Postage is required if mailed in the United States, Puerto Rico or the U.S.
                                Virgin Islands.